SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
              -----------------------------------------------------


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
             ------------------------------------------------------


Date of Report (date of earliest event reported): June 27, 1995



                                   VIACOM INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



 Delaware                 1-9553             04-2949533
- ------------------------------------------------------------------------------
(State or other         (Commission          (IRS Employer
jurisdiction of          File Number)        Identification No.)
incorporation)


   1515 Broadway, New York, New York              10036
- ------------------------------------------------------------------------------
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000
                                                     ---------------

Item 5. Other Events.
        ------------

     Viacom Inc. ("Viacom") determined not to extend the July 7, 1995 maturity date on its Contingent Value Rights ("CVRs") and has elected to pay in cash the value of the CVRs upon maturity on July 7, 1995 in accordance with the CVR's terms. A copy of the press release, dated June 27, 1995, relating to the above-described event is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c) The following exhibit is filed as part of this report on Form 8-K:

        99.1    Press Release issued by Viacom Inc. dated June 27, 1995.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VIACOM INC.



Date:  June 29, 1995                    By:  /s/ Michael D. Fricklas
                                            --------------------------------
                                             Name:  Michael D. Fricklas
                                             Title: Senior Vice President,
                                                    Deputy General Counsel

                                 EXHIBIT INDEX
                                 -------------

   Exhibit No.                     Description
   ----------                      -----------

    99.1             Press Release issued by Viacom Inc. dated June 27, 1995